Exhibit 77Q1

77Q1(a)

(1) Articles Supplementary filed in Post-Effective Amendment No. 136 (4/30/15) to the Registrant’s Registration Statement, Accession Number 0000356476-15-000067, are hereby incorporated by reference in response to Sub-Item 77Q1(a) of the Registrant’s Form N-SAR.

(2) Articles Supplementary are filed herewith in response to Sub-Item 77Q1(a) of the Registrant’s Form N-SAR.

(3) Amended and Restated Bylaws are filed herewith in response to Sub-Item 77Q1(a) of the Registrant’s Form N-SAR.

77Q1(e)

(1) Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC filed in Post-Effective Amendment No. 136 (4/30/15) to the Registrant’s Registration Statement, Accession Number 0000356476-15-000067, is hereby incorporated by reference in response to Sub-Item 77Q1(e) of the Registrant’s Form N-SAR.

(2) Sub-Advisory Agreement with Lord, Abbett & Co. LLC for the Great-West Multi-Manager Small Cap Growth Fund filed in Post-Effective Amendment No. 139 (9/8/15) to the Registrant’s Registration Statement, Accession Number 0001193125-15-314014, is hereby incorporated by reference in response to Sub-Item 77Q1(e) of the Registrant’s Form N-SAR.

(3) Sub-Advisory Agreement with Peregrine Capital Management, Inc. for the Great-West Multi-Manager Small Cap Growth Fund filed in Post-Effective Amendment No. 139 (9/8/15) to the Registrant’s Registration Statement, Accession Number 0001193125-15-314014, is hereby incorporated by reference in response to Sub-Item 77Q1(e) of the Registrant’s Form N-SAR.

(4) Sub-Advisory Agreement with Putnam Investment Management, LLC for the Great-West Multi-Manager Small Cap Growth Fund filed in Post-Effective Amendment No. 139 (9/8/15) to the Registrant’s Registration Statement, Accession Number 0001193125-15-314014, is hereby incorporated by reference in response to Sub-Item 77Q1(e) of the Registrant’s Form N-SAR.

(5) Amendment to the Sub-Advisory Agreement with Putnam Investment Management, LLC for the Great-West Putnam Equity Income Fund and Great-West Putnam High Yield Bond Fund is filed herewith in response to Sub-Item 77Q1(e) of the Registrant’s Form N-SAR.